Huntington Leaders Outlook Series I/IR

Talcott Resolution Life Insurance Company
Separate Account Seven

File No. 333-40414

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington Leaders Outlook I/IR table of minimum and maximum expenses in section “Fee Tables” of your prospectus is deleted and replaced with the following:

Huntington Leaders Outlook I/IR	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including managements fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.40%	1.93%

The Huntington Leaders Outlook I/IR table under “Example” in the “Fee Tables” section of your prospectus is deleted and replaced with the following:

Huntington Director Outlook I/IR:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,059	$1,904	$2,567	$5,116
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$408	$1,436	$2,461	$5,010
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$515	$1,542	$2,567	$5,116

This Supplement Should Be Retained For Future Reference.

HV-7744